EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT

In connection with the Form 10-Q of American Coastal Insurance Corporation for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission (the Report), I, Svetlana Castle, the Chief Financial Officer (principal financial officer and principal accounting officer) of American Coastal Insurance Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Coastal Insurance Corporation

By:	/s/ Svetlana Castle

Svetlana Castle Chief Financial Officer (principal financial officer and principal accounting officer)		November 6, 2025